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Exhibit 10.11

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

        AMENDED AND RESTATED SUBSCRIPTION AGREEMENT (this "Agreement") made as of this 6th day of February, 2007 for the benefit of Vantage Energy Services, Inc., a Delaware corporation (the "Company"), having its principal place of business at 6435 Vanderbilt Street, Houston, Texas 77005 by the person or entity listed on the signature page hereto under the heading "Subscriber" (individually and collectively, the "Subscriber").

        WHEREAS the Company and the Subscriber entered into a Subscription Agreement dated as of November 6, 2006 (the "Original Agreement"), and wish to amend and restate the Original Agreement as set forth herein;

        WHEREAS, the Company desires to sell on a private placement basis (the "Offering") an aggregate of 375,000 units (the "Units") and 3,000,000 warrants (the "Warrants" and collectively with the Units, the "Securities"). Each Unit consists of one share of the Company's common stock, par value $0.001 per share (the "Common Stock"), and one warrant exercisable for one share of Common Stock, for a per Unit purchase price of $8.00, and each Warrant is exercisable for one share of Common Stock, for a per Warrant purchase price of $1.00; and

        WHEREAS, the Subscriber wishes to purchase the number of Securities set forth on the signature page hereof, and the Company wishes to accept such subscription:

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows

        1.    Agreement to Subscribe

        1.1   Purchase and Issuance of the Securities. The Subscriber is hereby subscribing for the number of Securities indicated on the signature page hereto by the caption, "Number of Securities Being Subscribed" which Securities will be issued to the Subscriber, or his affiliates or designees. The aggregate purchase price for such Subscriber's Securities (the "Purchase Price") is indicated on the signature page hereto by the caption, "Aggregate Purchase Price".

        1.2   Delivery of the Purchase Price. Upon execution of this Agreement the undersigned is hereby bound to fulfill his obligations hereunder and hereby irrevocably commits to deliver into a trust account at Deutsche Bank Trust Company Americas, maintained by Continental Stock Transfer & Trust Company, acting as Trustee, on the date of Closing (as hereinafter defined) the Purchase Price by bank check, wire transfer or such other form of payment as shall be acceptable to the Trustee, in its sole and absolute discretion, at the Closing.

        1.3   Closing. The closing of the Offering (the "Closing"), shall take place at the offices of the Company, prior to the effective date of the registration statement pursuant to which the Company proposes to register its initial public offering of 25,000,000 units of Common Stock and Warrants (the "IPO").

        2.    Representations and Warranties of the Subscriber

        The Subscriber represents and warrants to the Company that:

        2.1   No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of the Company or the Offering of the Securities.

        2.2   Intent. The Subscriber is purchasing the Securities solely for investment purposes, for the Subscriber's own account and not with a view towards the distribution or dissemination thereof and the Subscriber has no present arrangement to sell the Securities to or through any person or entity. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available.

        2.3   Sophisticated Investor.

          (i)    The Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities.

          (ii)   The Subscriber is able to bear the economic risk of his investment in the Securities for an indefinite period of time because none of the Securities nor any of the underlying securities comprising the Securities have been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

        2.4   Independent Investigation. The Subscriber, in making the decision to purchase the Securities, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company's officers and directors concerning the Company and the terms and conditions of the offering of the Securities and has had full access to such other information concerning the Company as the Subscriber has requested.

        2.5   Rule 144 Acknowledgements. The Subscriber is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act ("Rule 144"), which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Subscriber understands that the Securities (and the underlying securities) are "restricted securities" as that term is defined in Rule 144 and that the Securities (and the underlying securities) must be held indefinitely by the Subscriber unless they are subsequently registered under the Securities Act or an exemption from such registration, such as Rule 144, is available. Notwithstanding the forgoing, the Subscriber further understands and acknowledges that the SEC has taken the position that the Subscriber is considered a promoter under the Securities Act of 1933, as amended (the "Securities Act"), and that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, would act as an "underwriter" under the Securities Act when reselling the securities of that blank check company. Accordingly, Rule 144 will not be available for the resale of the Securities or the securities underlying the Securities despite technical compliance with the requirements of Rule 144, in which event the resale transactions would need to be made through a registered offering.

        2.6   Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.

        2.7   No Legal Advice from Company. The Subscriber acknowledges that he has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Subscriber's own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

        2.8   Reliance on Representations and Warranties. The Subscriber understands that the Securities are being offered and sold to the Subscriber in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

        2.9   No Advertisements. The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

        2.10 Legend. The Subscriber acknowledges and agrees that the certificates evidencing the shares of Common Stock and the Warrants, including the warrants comprising the Units, and when issued the shares of Common Stock to be issued upon exercise of such Warrants, including the warrants comprising the Units (the "Warrant Shares"), shall bear a restrictive legend (the "Legend"), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iii) pursuant to any other exemption from the registration requirements of the Securities Act.

        3.    Representations and Warranties of the Company

        The Company represents and warrants to each Subscriber that:

        3.1   Valid Issuance of Capital Stock. The total number of shares of all classes of capital stock which the Company has authority to issue is 60,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the date hereof, the Company has 6,250,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding. All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

        3.2   Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the state of Delaware and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

        3.3   Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Common Stock in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

        3.4   No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a default under any agreement, indenture or instrument to which the Company is a party. Other than any SEC or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Common Stock in accordance with the terms hereof.

        4.    Legends; Denominations

        4.1   Legend. The Company will issue the shares of Common Stock, the Warrants, and when issued the Warrant Shares, purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The shares of Common Stock, the Warrants and Warrant Shares will bear the following Legend and appropriate "stop transfer" instructions:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A STOCK ESCROW AGREEMENT (THE "AGREEMENT") AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE ESCROW PERIOD (AS DEFINED IN THE AGREEMENT). FURTHER, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

        4.2   Subscriber's Compliance. Nothing in this Section 4 shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Units, the Warrants, including the warrants comprising the Units, the shares of Common Stock and Warrant Shares underlying the Units.

        4.3   Company's Refusal to Register Transfer of Units. The Company shall refuse to register any transfer of the Units, the Warrants, including the warrants comprising the Units, the shares of Common Stock or the Warrant Shares, if in the sole judgment of the Company such purported transfer would not be made (i) pursuant to an effective registration statement filed under the Securities Act, or (ii) pursuant to an available exemption from the registration requirements of the Securities Act.

        5.    Escrow

        Upon consummation of the IPO, the Subscriber, and his designees, shall enter into a securities escrow agreement with Continental Stock Transfer & Trust Company, whereby the Units, the Warrants, including the warrants comprising the Units, the shares of Common Stock comprising the Units and the Warrant Shares, shall be held in escrow until the earlier of (i) one year after the consummation of a Business Combination (as hereinafter defined) or (ii) the liquidation of the Company. As used herein, a "Business Combination" shall mean an acquisition by the Company by merger, capital stock exchange, exchangeable share transaction, joint venture, asset or stock acquisition, or other similar business combination of one or more domestic or international operating businesses in the oilfield services industry or related industries.

        6.    Waiver of Liquidation Distributions

        In connection with the Securities purchased pursuant to this Agreement or prior to the private placement, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination. For purposes of clarity, in the event the Subscriber purchases shares of Common Stock in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive any liquidating distributions by the Company. Notwithstanding the foregoing, the Subscriber acknowledges and agrees that any such shares of Common Stock purchased by Subscriber prior to the private placement, in the private placement or in the IPO will be voted in accordance with the majority of the shares voted by the public stockholders, while any such shares of Common Stock purchased by Subscriber in the aftermarket will be voted in favor of a Business Combination. Consequently, in no event will the Subscriber have the right to convert any shares of Common Stock into funds held in the trust account with Continental Stock Transfer & Trust Company upon the successful completion of a Business Combination.

        7.    Forfeiture of Units.

        7.1   Failure to Consummate Business Combination. All of the Securities initially shall be subject to forfeiture to the Company in accordance with this Section 7. The Securities shall be forfeited to the Company in the event that the Company does not consummate a Business Combination, with respect the Company's IPO within 18 months after consummation of the IPO, or within 24 months from the consummation of the IPO if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of the IPO and the Business Combination has not yet been consummated within such 18 month time period.

        7.2   Termination of Rights as Stockholder; Escrow. If the Securities are forfeited in accordance with this Section 7, then after such time the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Securities, and the Company shall take such action as is appropriate to cancel such Securities. To effectuate the foregoing, all certificates representing the Securities shall be held in escrow as provided in Section 5 hereof. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing.

        8.    Rescission Right Waiver and Indemnification.

        8.1   Each of the Subscribers understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Securities. In this regard, if the offering of the Units in the Company's IPO were deemed to be a general solicitation with respect to the Securities, the offer and sale of such Securities may not be exempt from registration and, if not, the Subscribers may have a right to rescind their purchases of the Securities. In order to facilitate the completion of the Offering and in order to protect the Company, its stockholders and the trust account from claims that may adversely affect the Company or the interests of its stockholders, each of the Subscribers hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of his or its purchase of the Securities. Each of the Subscribers acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Securities to the Subscribers. Each Subscriber agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, "Claims") and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys' and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Securities hereunder or relating to the purchase of the Securities and the transactions contemplated hereby.

        8.2   Each Subscriber agrees not to seek recourse against the trust account for any reason whatsoever in connection with his purchase of the Securities or any Claim that may arise now or in the future.

        8.3   The Subscriber acknowledges and agrees that the stockholders of the Company are and shall be third-party beneficiaries of the foregoing provisions of this Agreement.

        8.4   Each Subscriber agrees that to the extent any waiver of rights under this Section 8 is ineffective as a matter of law, each Subscriber has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Each Subscriber acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

        9.    Terms of the Warrants

        The Warrants (including the warrants comprising the Units) are similar to the warrants included in the units offered in the IPO, except that: (i) they are not being registered in the Registration Statement and therefore shall not be freely tradeable until one year has passed from the consummation of a Business Combination; and (ii) they are not redeemable so long as they are held by the initial holder thereof (or any of their permitted transferees). The shares of Common Stock issued hereby and underlying the Warrants will be granted certain registration rights. In addition, in the event that a registration statement with respect to the Common Stock underlying the Warrants is not effective under the Securities Act, Subscriber shall not be entitled to exercise the Warrants and such Warrants may have no value and expire worthless. In no event will the Company be required to net cash settle the Warrant exercise.

        10.    Voting of Shares.    Subscriber has agreed to vote the shares of Common Stock owned by him immediately before this private placement, purchased in this private placement or acquired in the IPO in accordance with the majority of the shares of Common Stock voted by the public stockholders. In connection with securities purchased in the aftermarket, Subscriber has agreed to vote such shares of Common Stock in favor of a Business Combination that the Company negotiates and presents for approval to the Company's stockholders.

        11.    Governing Law; Jurisdiction; Waiver of Jury Trial

        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for agreements made and to be wholly performed within such state. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

        12    Assignment; Entire Agreement; Amendment

        12.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

        12.2 Entire Agreement. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

        12.3 Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

        12.4 Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

        13.    Notices; Indemnity

        13.1 Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (b) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (c) if by any other form of electronic transmission, when directed to the stockholder.

        13.2 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such party's breach of any representation, warranty, covenant or agreement in this Agreement.

        14.    Counterparts

        This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

        15.    Survival; Severability

        15.1 Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing.

        15.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        16.    Titles and Subtitles

        The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Name of the Subscriber:	Paul A. Bragg (Please print legibly)
Number of Units Being Subscribed:	105,000
Number of Warrants Being Subscribed:	945,000
Aggregate Purchase Price:	$1,680,000
Date of Subscription:	February 6, 2007
Place of Residency and/or Principal Place of Business:
c/o Vantage Energy Services, Inc.
6435 Vanderbilt Street
Houston, Texas 77005
Telephone:
Fax:
e-mail address:

This subscription is accepted by the Company on the 6th day of February, 2007.

VANTAGE ENERGY SERVICES, INC.
By:		/s/ Paul A. Bragg

	Name:	Paul A. Bragg
	Title:	Chief Executive Officer
SUBSCRIBER
By:	/s/ Paul A. Bragg Paul A. Bragg

Name of the Subscriber:	Christopher G. DeClaire (Please print legibly)
Number of Units Being Subscribed:	54,000
Number of Warrants Being Subscribed:	486,000
Aggregate Purchase Price:	$864,000
Date of Subscription:	February 6, 2007
Place of Residency and/or Principal Place of Business:
c/o Vantage Energy Services, Inc.
6435 Vanderbilt Street
Houston, Texas 77005
Telephone:
Fax:
e-mail address:

This subscription is accepted by the Company on the 6th day of February, 2007.

VANTAGE ENERGY SERVICES, INC.
By:		/s/ Paul A. Bragg

	Name:	Paul A. Bragg
	Title:	Chief Executive Officer
SUBSCRIBER
By:	/s/ Christopher G. DeClaire Christopher G. DeClaire

Name of the Subscriber:	Jorge E. Estrada M. (Please print legibly)
Number of Units Being Subscribed:	54,000
Number of Warrants Being Subscribed:	486,000
Aggregate Purchase Price:	$864,000
Date of Subscription:	February 6, 2007
Place of Residency and/or Principal Place of Business:
c/o Vantage Energy Services, Inc.
6435 Vanderbilt Street
Houston, Texas 77005
Telephone:
Fax:
e-mail address:

This subscription is accepted by the Company on the 6th day of February, 2007.

VANTAGE ENERGY SERVICES, INC.
By:		/s/ Paul A. Bragg

	Name:	Paul A. Bragg
	Title:	Chief Executive Officer
SUBSCRIBER
By:	/s/ Jorge E. Estrada M. Jorge E. Estrada M.

Name of the Subscriber:	Marcelo D. Guiscardo (Please print legibly)
Number of Units Being Subscribed:	54,000
Number of Warrants Being Subscribed:	486,000
Aggregate Purchase Price:	$864,000
Date of Subscription:	February 6, 2007
Place of Residency and/or Principal Place of Business:
c/o Vantage Energy Services, Inc.
6435 Vanderbilt Street
Houston, Texas 77005
Telephone:
Fax:
e-mail address:

This subscription is accepted by the Company on the 6th day of February, 2007.

VANTAGE ENERGY SERVICES, INC.
By:		/s/ Paul A. Bragg

	Name:	Paul A. Bragg
	Title:	Chief Executive Officer
SUBSCRIBER
By:	/s/ Marcelo D. Guiscardo Marcelo D. Guiscardo

Name of the Subscriber:	John C.G. O'Leary (Please print legibly)
Number of Units Being Subscribed:	54,000
Number of Warrants Being Subscribed:	486,000
Aggregate Purchase Price:	$864,000
Date of Subscription:	February 6, 2007
Place of Residency and/or Principal Place of Business:
c/o Vantage Energy Services, Inc.
6435 Vanderbilt Street
Houston, Texas 77005
Telephone:
Fax:
e-mail address:

This subscription is accepted by the Company on the 6th day of February, 2007.

VANTAGE ENERGY SERVICES, INC.
By:		/s/ Paul A. Bragg

	Name:	Paul A. Bragg
	Title:	Chief Executive Officer
SUBSCRIBER
By:	/s/ John C.G. O'Leary John C.G. O'Leary

Name of the Subscriber:	John Russell (Please print legibly)
Number of Units Being Subscribed:	54,000
Number of Warrants Being Subscribed:	486,000
Aggregate Purchase Price:	$864,000
Date of Subscription:	February 6, 2007
Place of Residency and/or Principal Place of Business:
c/o Vantage Energy Services, Inc.
6435 Vanderbilt Street
Houston, Texas 77005
Telephone:
Fax:
e-mail address:

This subscription is accepted by the Company on the 6th day of February, 2007.

VANTAGE ENERGY SERVICES, INC.
By:		/s/ Paul A. Bragg

	Name:	Paul A. Bragg
	Title:	Chief Executive Officer
SUBSCRIBER
By:	/s/ John Russell John Russell

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AMENDED AND RESTATED SUBSCRIPTION AGREEMENT